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                                                                  EXHIBIT 10.3.5

                               FIRST AMENDMENT TO
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

            This FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "First Amendment") is dated as of January 14, 2004, and entered into by and among FLEET CAPITAL CORPORATION ("Fleet"), a Rhode Island corporation with an office at 15260 Ventura Boulevard, Suite 400, Sherman Oaks, California 91403, individually as a Lender and as Agent ("Agent") for itself and any other financial institution which is or becomes a party to the Loan Agreement referred to below (each, a "Lender" and collectively, the "Lenders"), the LENDERS signatory hereto and MOBILE MINI, INC., a Delaware corporation with its chief executive office and principal place of business at 7420 South Kyrene Road, Suite 101, Tempe, Arizona 85283.

            Whereas, Borrower, Agent, Deutsche Bank Securities Inc. and Washington Mutual Bank, as Co-Documentation Agents, Bank One, NA and JP Morgan Chase Bank, as Co-Syndication Agents, and the Lenders have entered into that certain Amended and Restated Loan and Security Agreement dated as of February 11, 2002, as amended and restated as of June 26, 2003 (as it may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the "Loan Agreement"); capitalized terms used in this First Amendment without definition shall have the meanings given such terms in the Loan Agreement; and

            Whereas, Borrower has requested an amendment to the Loan Agreement to permit it to repurchase certain Securities; and

            Whereas, the Lenders are willing to agree to amend the Loan Agreement, subject to the conditions and on the terms set forth herein;

            NOW THEREFORE, in consideration of the premises and the mutual agreements set forth herein, Borrower, the Lenders and Agent agree as follows:

            1. AMENDMENT TO LOAN AGREEMENT. Subject to the conditions and on the terms set forth in this First Amendment and in reliance on the representations and warranties of Borrower set forth in this First Amendment, the Loan Agreement is hereby amended as follows:

                  1.1 ADDITION OF NEW SUBSECTION 7.1.26. A new Subsection 7.1.26 is added to the Loan Agreement to read as follows:

                        7.1.26 Margin Regulations. Neither Borrower nor any Subsidiary is generally engaged in the business of purchasing or selling "margin stock" (as defined in Regulation U of the Board of Governors of the Federal Reserve System), or extending credit for the purpose of purchasing or carrying "margin stock". Less than 15% of the assets of Borrower constitute "margin stock." To the extent that Borrower uses Loan


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      proceeds to acquire shares of its own Securities, Borrower intends to cause such acquired shares to be cancelled or maintained as treasury stock by Borrower.

                  1.2 AMENDMENT TO SUBSECTION 8.2.6. Subsection 8.2.6 of the Loan Agreement is hereby amended to delete the word "and" before clause (v) in the proviso, to change the period at the end of clause (v) to a comma, and to add the following thereafter: "and, Borrower may purchase on the open market Securities consisting of its common stock for an aggregate amount not to exceed $10,000,000 if, (A) both before and after giving effect to such purchase, no Default or Event of Default exists or would result therefrom and Borrower has Availability of at least $30,000,000, (B) such purchase is in compliance with the Senior Note Documents and (C) all shares of such Securities so purchased are thereafter immediately cancelled or shall have the status of treasury stock of Borrower. For purposes of this Subsection 8.2.6, the determination of whether a Event of Default exists under Section 8.3 after giving effect to such Restricted Payment shall be based on pro forma calculations of the financial covenants as of the end of the most recent fiscal quarter for which financial statements have been delivered to the Lenders, giving effect to any Loan and Restricted Payment made hereunder after the last day of such most recent fiscal quarter. Each request for a Loan to make a Restricted Payment under this Subsection 8.2.6 shall be made under a separate request for borrowing and shall be accompanied by calculations in reasonable detail showing compliance with this Subsection 8.2.6.

            2. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. In order to induce the Lenders and Agent to enter into this First Amendment, Borrower represents and warrants to each Lender and Agent that the following statements are true, correct and complete:

                  2.1 CORPORATE ACTION. Borrower is duly authorized and empowered to enter into, execute, deliver and perform this First Amendment and the Loan Agreement as amended hereby and Guarantors are duly authorized to enter into, execute, deliver and perform the Consent of Guarantors and Reaffirmation Agreement attached hereto (the "Guarantor Consent"). The execution, delivery and performance of this First Amendment, the Loan Agreement as amended hereby and the Guarantor Consent, and the purchase of the Securities in accordance with the terms hereof, have been duly authorized by all necessary corporate or other relevant action and do not and will not (i) require any consent or approval of the shareholders of Borrower or any of the Guarantors; (ii) contravene Borrower's or any of the Guarantors' charter or articles or certificate of incorporation or other organizational documents, as applicable; (iii) violate, or cause Borrower or any Guarantor to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to Borrower or any Guarantor; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower or any Guarantor is a party or by which it or its Properties may be bound or affected (including without limitation the Senior Note Documents); or (v) result in, or require, the creation or imposition of any Lien upon or with respect to any of the Properties now owned or hereafter acquired by Borrower or any Guarantor. As of the date hereof, the Collateral does not include any "margin stock" (as defined in Regulation U of the Board of Governors of the Federal Reserve Board.


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                  2.2 LEGALLY ENFORCEABLE AGREEMENT. This First Amendment and
the Guarantor Consent have been duly executed and delivered by Borrower and the Guarantors. Each of this First Amendment and the Loan Agreement as amended hereby is a legal, valid and binding obligation of Borrower, enforceable against it in accordance with its terms, and the Guarantor Consent is a legal, valid and binding obligation of the Guarantors, enforceable against each of them in accordance with its terms, except in each case as limited by applicable bankruptcy or insolvency laws, and by general principles of equity.

                  2.3 SOLVENT FINANCIAL CONDITION. Borrower is Solvent.

                  2.4 NO DEFAULT OR EVENT OF DEFAULT. No event has occurred and is continuing or will result from the execution and delivery of this First Amendment that would constitute a Default or an Event of Default. Borrower is in compliance with the terms of the Senior Note Documents.

                  2.5 NO MATERIAL ADVERSE EFFECT. No event has occurred that has resulted, or could reasonably be expected to result, in a Material Adverse Effect.

                  2.6 REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties contained in the Loan Documents is and will be true and correct in all material respects on and as of the date hereof and as of the effective date of this First Amendment, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

            3. CONDITIONS TO EFFECTIVENESS OF THIS FIRST AMENDMENT. This First Amendment shall be effective only if and when signed by, and when counterparts hereof shall have been delivered to the Agent or its counsel (by hand delivery, mail or telecopy) by, Borrower and the Majority Lenders and only if and when each of the following conditions is satisfied:

                  3.1 CONSENT OF GUARANTORS. Each of the Guarantors shall have executed and delivered to Agent the Guarantor Consent.

                  3.2 NO DEFAULT OR EVENT OF DEFAULT; ACCURACY OF REPRESENTATIONS AND WARRANTIES. No Default or Event of Default shall exist and each of the representations and warranties made by the various parties herein and in or pursuant to the Loan Documents shall be true and correct in all material respects as if made on and as of the date on which this First Amendment becomes effective (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct as of such earlier date), and Borrower shall have delivered to Agent a certificate confirming such matters.

                  3.3 OTHER DOCUMENTS. Agent shall have received such documents as Agent may reasonably request in connection with this First Amendment.

            4. EFFECTIVE DATE. This First Amendment shall become effective on the date ( the "First Amendment Effective Date") of the satisfaction of the conditions set forth in Section 3.


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            5. EFFECT OF THIS FIRST AMENDMENT. From and after the First
Amendment Effective Date, all references in the Loan Documents to the Loan Agreement shall mean the Loan Agreement as amended hereby. Except as expressly amended hereby or waived herein, the Loan Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and are hereby ratified and confirmed.

            6. GOVERNING LAW. THIS FIRST AMENDMENT HAS BEEN NEGOTIATED AND DELIVERED IN AND SHALL BE DEEMED TO HAVE BEEN MADE IN LOS ANGELES, CALIFORNIA. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

            7. COMPLETE AGREEMENT. This First Amendment sets forth the complete agreement of the parties in respect of any amendment to any of the provisions of any Loan Document or any waiver thereof.

            8. CATCHLINES & COUNTERPARTS. The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof. This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts (including by telecopy), each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same agreement.

         [signatures follow; remainder of page intentionally left blank]


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            IN WITNESS WHEREOF, this First Amendment To Amended and Restated
Loan and Security Agreement has been duly executed on the day and year specified at the beginning of this First Amendment To Amended and Restated Loan and Security Agreement.

                                      MOBILE MINI, INC., a Delaware corporation



                                      By:
                                         ---------------------------------------
                                      Name:  Lawrence Trachtenberg
                                      Title: Executive Vice President



                                      FLEET CAPITAL CORPORATION,
                                      a Rhode Island corporation,
                                      as Agent and as a Lender



                                      By:
                                         ---------------------------------------
                                      Name:  Matthew R. Van Steenhuyse
                                      Title: Senior Vice President



                                      JP MORGAN CHASE BANK, as a Lender



                                      By:
                                         ---------------------------------------
                                      Name:  Donna DiForio
                                      Title: Vice President


                                      BANK ONE, NA, with its main office in
                                      Chicago, Illinois, as a Lender



                                      By:
                                         ---------------------------------------
                                      Name:  Steve Reinhart
                                      Title: First Vice President
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                                      WASHINGTON MUTUAL BANK, as a Lender



                                      By:
                                         ---------------------------------------
                                      Name:  Terri K. Lins
                                      Title: Vice President



                                      GE COMMERCIAL DISTRIBUTION FINANCE
                                      f/k/a Deutsche Financial Services Corp., as a Lender



                                      By:
                                         ---------------------------------------
                                      Name:  Joseph Kinkenon
                                      Title: Vice President



                                      U.S. BANK NATIONAL ASSOCIATION,
                                      as a Lender



                                      By:
                                         ---------------------------------------
                                      Name:  Joseph P. Howard
                                      Title: Vice President



                                      PNC BANK, NATIONAL ASSOCIATION,
                                      as a Lender



                                      By:
                                         ---------------------------------------
                                      Name:  Lawrence Weinstein
                                      Title: Vice President



                                      THE PROVIDENT BANK, as a Lender
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                                      By:
                                         ---------------------------------------
                                      Name:  Marshall M. Stuart
                                      Title: Vice President



                                      BANK LEUMI USA, as a Lender



                                      By:
                                         ---------------------------------------
                                      Name:  Jacques Delvoye
                                      Title: Vice President



                                      DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender



                                      By:
                                         ---------------------------------------
                                      Name:  Mark E. Funk
                                      Title: Director



                                      CIBC, INC., as a Lender



                                      By:
                                         ---------------------------------------
                                      Name:  George Knight
                                      Title: Managing Director



                                      NATIONAL CITY BANK, as a Lender



                                      By:
                                         ---------------------------------------
                                      Name:  Chris Kytzidis
                                      Title: Vice President
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                                      LASALLE BUSINESS CREDIT, LLC, as a Lender



                                      By:
                                         ---------------------------------------
                                      Name:  Thomas J. Brennan
                                      Title: Vice President